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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 15, 2006


                           NASCENT WINE COMPANY, INC.
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               (Exact name of Registrant as specified in charter)


             Nevada                      333-120949               82-0576512
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 (State of Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)                File Number)        Identification No.)


       2355-A Paseo De Las Americas
           San Diego, California                                      92154
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  (Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:            (619) 661-0458
                                                               -----------------

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number          Name and/or Identification of Exhibit
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      99        (a) Financial Statements of Business Acquired for the Years
                    Ended December 31, 2005 and 2004
                (b) Financial Statements of Business Acquired for the Nine
                    Months Ended September 30, 2006
                (c) Pro forma financial information


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NASCENT WINE COMPANY, INC.
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                                  (Registrant)

          Signature                      Title                      Date
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     /s/ Sandro Piancone        Chief Executive Officer       December 12, 2006
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       Sandro Piancone

     /s/ Victor Petrone                President              December 12, 2006
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       Victor Petrone

    /s/ Patrick Deparini               Secretary              December 12, 2006
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      Patrick Deparini

    /s/ William Lindberg        Chief Financial Officer       December 12, 2006
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      William Lindberg